SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  August 23, 1995

                          READING & BATES CORPORATION
            (Exact name of registrant as specified in its charter)

              Delaware             1-5587              73-0642271
          (State or other      (Commission          (I.R.S. Employer
          jurisdiction of       File Number)        Identification No.)
           incorporation)

               901 Threadneedle, Suite 200, Houston, TX   77079
             (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                        Exhibit 99  - Press Release dated August 23, 1995 -
                                      Three year contract awarded to the M.
                                      G. HULME, JR. by Enserch Exploration,
                                      Inc.


                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                      READING & BATES CORPORATION

                                      By  /s/T. W. Nagle
                                          -----------------------
                                          T. W. Nagle
                                          Vice President & Chief
                                          Financial Officer

  Dated: August 23, 1995